Exhibit 99.3

Rules 4.7.3 and 4.10.31 Appendix 4G Key to Disclosures Corporate Governance Council Principles and Recommendations Name of entity: ABN / ARBN: Financial year ended: Our corporate governance statement2 for the above period above can be found at:3 These pages of our annual report: This URL on our website: www.janushenderson.com/govdocs  The Corporate Governance Statement is accurate and up to date as at 26 February 2019 and has been approved by the board. The annexure includes a key to where our corporate governance disclosures can be located. Date: 21 March 2018 Name of Director or Secretary authorising lodgement: Michelle Rosenberg (General Counsel and Company Secretary) 1 Under Listing Rule 4.7.3, an entity must lodge with ASX a completed Appendix 4G at the same time as it lodges its annual report with ASX. Listing Rule 4.10.3 requires an entity that is included in the official list as an ASX Listing to include in its annual report either a corporate governance statement that meets the requirements of that rule or the URL of the page on its website where such a statement is located. The corporate governance statement must disclose the extent to which the entity has followed the recommendations set by the ASX Corporate Governance Council during the reporting period. If the entity has not followed a recommendation for any part of the reporting period, its corporate governance statement must separately identify that recommendation and the period during which it was not followed and state its reasons for not following the recommendation and what (if any) alternative governance practices it adopted in lieu of the recommendation during that period. Under Listing Rule 4.7.4, if an entity chooses to include its corporate governance statement on its website rather than in its annual report, it must lodge a copy of the corporate governance statement with ASX at the same time as it lodges its annual report with ASX. The corporate governance statement must be current as at the effective date specified in that statement for the purposes of rule 4.10.3. 2 “Corporate governance statement” is defined in Listing Rule 19.12 to mean the statement referred to in Listing Rule 4.10.3 which discloses the extent to which an entity has followed the recommendations set by the ASX Corporate Governance Council during a particular reporting period. 3 Mark whichever option is correct and then complete the page number(s) of the annual report, or the URL of the web page, where the entity’s corporate governance statement can be found. You can, if you wish, delete the option which is not applicable. Throughout this form, where you are given two or more options to select, you can, if you wish, delete any option which is not applicable and just retain the option that is applicable. If you select an option that includes “OR” at the end of the selection and you delete the other options, you can also, if you wish, delete the “OR” at the end of the selection. Page 1 31 December 2018 67 133 992 766 Janus Henderson Group plc

ANNEXURE – KEY TO CORPORATE GOVERNANCE DISCLOSURES our board and management (including those matters expressly 4 If you have followed all of the Council’s recommendations in full for the whole of the period above, you can, if you wish, delete this column from the form and re-format it. Page 2 Corporate Governance Council recommendation We have followed the recommendation in full for the whole of the period above. We have disclosed … We have NOT followed the recommendation in full for the whole of the period above. We have disclosed …4 PRINCIPLE 1 – LAY SOLID FOUNDATIONS FOR MANAGEMENT AND OVERSIGHT 1.1 A listed entity should disclose: (a)the respective roles and responsibilities of its board and management; and (b)those matters expressly reserved to the board and those delegated to management. … the fact that we follow this recommendation:  in our Corporate Governance Statement … and information about the respective roles and responsibilities of reserved to the board and those delegated to management):  at www.janushenderson.com/group in our Schedule of Matters Reserved for the Board Not applicable 1.2 A listed entity should: (a)undertake appropriate checks before appointing a person, or putting forward to security holders a candidate for election, as a director; and (b)provide security holders with all material information in its possession relevant to a decision on whether or not to elect or re-elect a director. … the fact that we follow this recommendation:  in our Corporate Governance Statement Not applicable 1.3 A listed entity should have a written agreement with each director and senior executive setting out the terms of their appointment. … the fact that we follow this recommendation:  in our Corporate Governance Statement Not applicable 1.4 The company secretary of a listed entity should be accountable directly to the board, through the chair, on all matters to do with the proper functioning of the board. … the fact that we follow this recommendation:  in our Corporate Governance Statement Not applicable

Company’s commitment to diversity and equality is set out in Company’s commitment to diversity and equality is set out in Page 3 Corporate Governance Council recommendation We have followed the recommendation in full for the whole of the period above. We have disclosed … We have NOT followed the recommendation in full for the whole of the period above. We have disclosed …4 1.5 A listed entity should: (a)have a diversity policy which includes requirements for the board or a relevant committee of the board to set measurable objectives for achieving gender diversity and to assess annually both the objectives and the entity’s progress in achieving them; (b)disclose that policy or a summary of it; and (c)disclose as at the end of each reporting period the measurable objectives for achieving gender diversity set by the board or a relevant committee of the board in accordance with the entity’s diversity policy and its progress towards achieving them and either: (1) the respective proportions of men and women on the board, in senior executive positions and across the whole organisation (including how the entity has defined “senior executive” for these purposes); or (2) if the entity is a “relevant employer” under the Workplace Gender Equality Act, the entity’s most recent “Gender Equality Indicators”, as defined in and published under that Act. … the fact that we have a diversity policy that complies with paragraph (a):  in our Corporate Governance Statement … and a copy of our diversity policy or a summary of it:  at www.janushenderson.com/diversity … and the measurable objectives for achieving gender diversity set by the board or a relevant committee of the board in accordance with our diversity policy and our progress towards achieving them: in our Corporate Governance Statement OR at [insert location] … and the information referred to in paragraphs (c)(1) or (2): in our Corporate Governance Statement OR at [insert location] Paragraph 1.5(c)(2) is not applicable to the Company. an explanation why that is so and details regarding the paragraph 1.5 of the Corporate Governance Statement. an explanation why that is so and details regarding the paragraph 1.5 of the Corporate Governance Statement. 1.6 A listed entity should: (a)have and disclose a process for periodically evaluating the performance of the board, its committees and individual directors; and (b)disclose, in relation to each reporting period, whether a performance evaluation was undertaken in the reporting period in accordance with that process. … the evaluation process referred to in paragraph (a): in our Corporate Governance Statement … and the information referred to in paragraph (b): in our Corporate Governance Statement Not applicable 1.7 A listed entity should: (a)have and disclose a process for periodically evaluating the performance of its senior executives; and (b)disclose, in relation to each reporting period, whether a performance evaluation was undertaken in the reporting period in accordance with that process. … the evaluation process referred to in paragraph (a): in our Corporate Governance Statement … and the information referred to in paragraph (b): in our Corporate Governance Statement Not applicable in our Corporate Governance Statement Page 4 Corporate Governance Council recommendation We have followed the recommendation in full for the whole of the period above. We have disclosed … We have NOT followed the recommendation in full for the whole of the period above. We have disclosed …4 PRINCIPLE 2 - STRUCTURE THE BOARD TO ADD VALUE 2.1 The board of a listed entity should: (a)have a nomination committee which: (1) has at least three members, a majority of whom are independent directors; and (2) is chaired by an independent director, and disclose: (3) the charter of the committee; (4) the members of the committee; and (5) as at the end of each reporting period, the number of times the committee met throughout the period and the individual attendances of the members at those meetings; or (b)if it does not have a nomination committee, disclose that fact and the processes it employs to address board succession issues and to ensure that the board has the appropriate balance of skills, knowledge, experience, independence and diversity to enable it to discharge its duties and responsibilities effectively. … the fact that we have a nomination committee that complies with paragraphs (1) and (2): in our Corporate Governance Statement … and a copy of the charter of the committee: at www.janushenderson.com/group … and the information referred to in paragraphs (4) and (5): Paragraph (b) is not applicable to the Company. Not applicable 2.2 A listed entity should have and disclose a board skills matrix setting out the mix of skills and diversity that the board currently has or is looking to achieve in its membership. … our board skills matrix: at page 18 of the Company’s 2018 Annual Report in the “Governance Overview” section. Information regarding the mix of skills and diversity that the Board currently has and looks to achieve in its membership is also set out on page 117 of the Company’s SEC Form 10-K filed on 26 February 2019 under the heading “Director Nomination Process and Diversity”. Not applicable

Page 5 Corporate Governance Council recommendation We have followed the recommendation in full for the whole of the period above. We have disclosed … We have NOT followed the recommendation in full for the whole of the period above. We have disclosed …4 2.3 A listed entity should disclose: (a)the names of the directors considered by the board to be independent directors; (b)if a director has an interest, position, association or relationship of the type described in Box 2.3 but the board is of the opinion that it does not compromise the independence of the director, the nature of the interest, position, association or relationship in question and an explanation of why the board is of that opinion; and (c)the length of service of each director. … the names of the directors considered by the board to be independent directors: at pages 14 and 15 in the 2018 Annual Report, pages 111 to 116 of the SEC Form 10-K filed on 26 February 2019 and on pages 10 to 13 of the 2019 Notice of Annual General Meeting dated 21 March 2019 … and, where applicable, the information referred to in paragraph (b): in our Corporate Governance Statement OR … and the length of service of each director: at pages 14 and 15 in the 2018 Annual Report, pages 111 to 116 of the SEC Form 10-K filed on 26 February 2019 and on pages 10 to 13 of the 2019 Notice of Annual General Meeting dated 21 March 2019 Not applicable 2.4 A majority of the board of a listed entity should be independent directors. … the fact that we follow this recommendation: in our Corporate Governance Statement Not applicable 2.5 The chair of the board of a listed entity should be an independent director and, in particular, should not be the same person as the CEO of the entity. … the fact that we follow this recommendation: in our Corporate Governance Statement Not applicable 2.6 A listed entity should have a program for inducting new directors and provide appropriate professional development opportunities for directors to develop and maintain the skills and knowledge needed to perform their role as directors effectively. … the fact that we follow this recommendation: in our Corporate Governance Statement Not applicable PRINCIPLE 3 – ACT ETHICALLY AND RESPONSIBLY 3.1 A listed entity should: (a)have a code of conduct for its directors, senior executives and employees; and (b)disclose that code or a summary of it. … our code of conduct or a summary of it: at www.janushenderson.com/govdocs Not applicable

Page 6 Corporate Governance Council recommendation We have followed the recommendation in full for the whole of the period above. We have disclosed … We have NOT followed the recommendation in full for the whole of the period above. We have disclosed …4 PRINCIPLE 4 – SAFEGUARD INTEGRITY IN CORPORATE REPORTING 4.1 The board of a listed entity should: (a)have an audit committee which: (1) has at least three members, all of whom are non-executive directors and a majority of whom are independent directors; and (2) is chaired by an independent director, who is not the chair of the board, and disclose: (3) the charter of the committee; (4) the relevant qualifications and experience of the members of the committee; and (5) in relation to each reporting period, the number of times the committee met throughout the period and the individual attendances of the members at those meetings; or (b)if it does not have an audit committee, disclose that fact and the processes it employs that independently verify and safeguard the integrity of its corporate reporting, including the processes for the appointment and removal of the external auditor and the rotation of the audit engagement partner. … the fact that we have an audit committee that complies with paragraphs (1) and (2): in our Corporate Governance Statement … and a copy of the charter of the committee: at www.janushenderson.com/group … and the information referred to in paragraphs (4) and (5): in our Corporate Governance Statement Paragraph (b) is not applicable to the Company. Not applicable 4.2 The board of a listed entity should, before it approves the entity’s financial statements for a financial period, receive from its CEO and CFO a declaration that, in their opinion, the financial records of the entity have been properly maintained and that the financial statements comply with the appropriate accounting standards and give a true and fair view of the financial position and performance of the entity and that the opinion has been formed on the basis of a sound system of risk management and internal control which is operating effectively. … the fact that we follow this recommendation: in our Corporate Governance Statement Not applicable 4.3 A listed entity that has an AGM should ensure that its external auditor attends its AGM and is available to answer questions from security holders relevant to the audit. … the fact that we follow this recommendation: in our Corporate Governance Statement Not applicable

www.janushenderson.com/govdocs Page 7 Corporate Governance Council recommendation We have followed the recommendation in full for the whole of the period above. We have disclosed … We have NOT followed the recommendation in full for the whole of the period above. We have disclosed …4 PRINCIPLE 5 – MAKE TIMELY AND BALANCED DISCLOSURE 5.1 A listed entity should: (a)have a written policy for complying with its continuous disclosure obligations under the Listing Rules; and (b)disclose that policy or a summary of it. … our continuous disclosure compliance policy or a summary of it: in our Market Disclosure Policy at: Not applicable PRINCIPLE 6 – RESPECT THE RIGHTS OF SECURITY HOLDERS 6.1 A listed entity should provide information about itself and its governance to investors via its website. … information about us and our governance on our website: at www.janushenderson.com/group Not applicable 6.2 A listed entity should design and implement an investor relations program to facilitate effective two-way communication with investors. … the fact that we follow this recommendation: in our Corporate Governance Statement Not applicable 6.3 A listed entity should disclose the policies and processes it has in place to facilitate and encourage participation at meetings of security holders. … our policies and processes for facilitating and encouraging participation at meetings of security holders: in our Corporate Governance Statement AND in our Market Disclosure Policy at: www.janushenderson.com/govdocs Not applicable 6.4 A listed entity should give security holders the option to receive communications from, and send communications to, the entity and its security registry electronically. … the fact that we follow this recommendation: in our Corporate Governance Statement Not applicable continues to be sound: Page 8 Corporate Governance Council recommendation We have followed the recommendation in full for the whole of the period above. We have disclosed … We have NOT followed the recommendation in full for the whole of the period above. We have disclosed …4 PRINCIPLE 7 – RECOGNISE AND MANAGE RISK 7.1 The board of a listed entity should: (a)have a committee or committees to oversee risk, each of which: (1) has at least three members, a majority of whom are independent directors; and (2) is chaired by an independent director, and disclose: (3) the charter of the committee; (4) the members of the committee; and (5) as at the end of each reporting period, the number of times the committee met throughout the period and the individual attendances of the members at those meetings; or (b)if it does not have a risk committee or committees that satisfy (a) above, disclose that fact and the processes it employs for overseeing the entity’s risk management framework. … the fact that we have a committee or committees to oversee risk that comply with paragraphs (1) and (2): in our Corporate Governance Statement … and a copy of the charter of the committee: at www.janushenderson.com/group … and the information referred to in paragraphs (4) and (5): in our Corporate Governance Statement Paragraph (b) is not applicable to the Company. Not applicable 7.2 The board or a committee of the board should: (a)review the entity’s risk management framework at least annually to satisfy itself that it continues to be sound; and (b)disclose, in relation to each reporting period, whether such a review has taken place. … the fact that board or a committee of the board reviews the entity’s risk management framework at least annually to satisfy itself that it in our Corporate Governance Statement … and that such a review has taken place in the reporting period covered by this Appendix 4G: in our Corporate Governance Statement Not applicable 7.3 A listed entity should disclose: (a)if it has an internal audit function, how the function is structured and what role it performs; or (b)if it does not have an internal audit function, that fact and the processes it employs for evaluating and continually improving the effectiveness of its risk management and internal control processes. … how our internal audit function is structured and what role it performs: in our Corporate Governance Statement Paragraph (b) is not applicable to the Company. Not applicable

Page 9 Corporate Governance Council recommendation We have followed the recommendation in full for the whole of the period above. We have disclosed … We have NOT followed the recommendation in full for the whole of the period above. We have disclosed …4 7.4 A listed entity should disclose whether it has any material exposure to economic, environmental and social sustainability risks and, if it does, how it manages or intends to manage those risks. … whether we have any material exposure to economic, environmental and social sustainability risks and, if we do, how we manage or intend to manage those risks: in our Corporate Governance Statement Not applicable in our Corporate Governance Statement Page 10 Corporate Governance Council recommendation We have followed the recommendation in full for the whole of the period above. We have disclosed … We have NOT followed the recommendation in full for the whole of the period above. We have disclosed …4 PRINCIPLE 8 – REMUNERATE FAIRLY AND RESPONSIBLY 8.1 The board of a listed entity should: (a)have a remuneration committee which: (1) has at least three members, a majority of whom are independent directors; and (2) is chaired by an independent director, and disclose: (3) the charter of the committee; (4) the members of the committee; and (5) as at the end of each reporting period, the number of times the committee met throughout the period and the individual attendances of the members at those meetings; or (b)if it does not have a remuneration committee, disclose that fact and the processes it employs for setting the level and composition of remuneration for directors and senior executives and ensuring that such remuneration is appropriate and not excessive. … the fact that we have a remuneration committee that complies with paragraphs (1) and (2):  in our Corporate Governance Statement … and a copy of the charter of the committee:  at www.janushenderson.com/group … and the information referred to in paragraphs (4) and (5): Paragraph (b) is not applicable to the Company. Not applicable 8.2 A listed entity should separately disclose its policies and practices regarding the remuneration of non-executive directors and the remuneration of executive directors and other senior executives. … separately our remuneration policies and practices regarding the remuneration of non-executive directors and the remuneration of executive directors and other senior executives:  the Executive Compensation section of the Annual Report on SEC Form 10-K (see pages 118 to 132 of that document) and in the Global Remuneration Policy Statement at: www.janushenderson.com/govdocs Not applicable 8.3 A listed entity which has an equity-based remuneration scheme should: (a)have a policy on whether participants are permitted to enter into transactions (whether through the use of derivatives or otherwise) which limit the economic risk of participating in the scheme; and (b)disclose that policy or a summary of it. … our policy on this issue or a summary of it:  our Share Trading Policy at www.janushenderson.com/govdocs Not applicable

Page 11 Corporate Governance Council recommendation We have followed the recommendation in full for the whole of the period above. We have disclosed … We have NOT followed the recommendation in full for the whole of the period above. We have disclosed …4 ADDITIONAL DISCLOSURES APPLICABLE TO EXTERNALLY MANAGED LISTED ENTITIES - Alternative to Recommendation 1.1 for externally managed listed entities: The responsible entity of an externally managed listed entity should disclose: (a)the arrangements between the responsible entity and the listed entity for managing the affairs of the listed entity; (b)the role and responsibility of the board of the responsible entity for overseeing those arrangements. Not applicable Not applicable - Alternative to Recommendations 8.1, 8.2 and 8.3 for externally managed listed entities: An externally managed listed entity should clearly disclose the terms governing the remuneration of the manager. Not applicable Not applicable

ASX CORPORATE GOVERNANCE STATEMENT

(FINANCIAL YEAR ENDED 31 DECEMBER 2018)

As a Jersey-incorporated company with a primary listing on the New York Stock Exchange (NYSE), Janus Henderson Group plc (the Company) is subject to certain of the corporate governance and reporting requirements of NYSE and the U.S. Securities and Exchange Commission (SEC).

In addition, because the Company’s CHESS Depositary Interests (CDIs) representing the Company’s ordinary shares also trade on the Australian Securities Exchange (ASX), the Company is also subject to the high standards of corporate governance contained in the Corporate Governance Principles and Recommendations issued by the ASX Corporate Governance Council, the most recent edition having been released on 27 March 2014 (ASX Principles) which can be found at www.asx.com.au.

Throughout the year, the Company applied the main principles of the ASX Principles and Recommendations and complied with all the ASX Principles except in respect of the setting and disclosure of gender diversity policy and gender balance information in ASX Recommendation 1.5. Further details regarding the Company’s commitment to diversity and equality is set out below in paragraph 1.5

This document, together with the Corporate Governance Guidelines adopted by the Company’s board of directors (Board) on 30 May 2017 and revised on 4 February 2019 (the Governance Guidelines) describes how the Company complied with the ASX Principles for the financial year ended 31 December 2018.

Further details, including copies of the Company’s other governance documents referred to in this statement can be found in the “Board Committees” and the “Governance policies & statements” sections of our corporate website: www.janushenderson.com/group.

The ASX Principles also encourage companies that are not subject to the Australian Corporations Act 2001, such as the Company, to adopt practices and make disclosures to achieve the aims of the provisions contained in certain sections of that legislation. The Company achieved the aims of some of the provisions, although not fully on disclosure regarding senior executive remuneration. Our disclosure of senior executive remuneration is in line with the disclosure requirements applicable to the Company as a “foreign private issuer” under SEC rules which do not generally require the remuneration of non-directors to be disclosed on an individual basis. However, we have disclosed individual remuneration for the Chief Executive Officer and aggregate annual remuneration of the Company’s other named senior executive officers for the reporting period.

This Corporate Governance Statement is accurate and up to date as at 26 February 2019 and has been approved by the Board.

1.                                     Lay Solid Foundations for Management and Oversight

1.1                              The Board is responsible to its shareholders for the overall governance and performance of the Company and its subsidiaries (together, the Group) and for making all key strategic, management and commercial decisions which are necessary for the conduct of the Group’s business as a whole. Overall, the Board’s role is to provide entrepreneurial leadership within a framework of prudent and effective controls which enables risk to be assessed and managed. The role of the Board includes the following:

•                                          providing strategic direction to the Group by constructive engagement and challenge in the development, execution and modification of the Group’s strategy;

•                                          ensuring that the necessary financial and human resources are in place for the Group to meet its objectives;

ASX CORPORATE GOVERNANCE STATEMENT (FINANCIAL YEAR ENDED 2018)

•                                          appointing and, where necessary, removing the Chief Executive Officer and approving succession plans;

•                                          scrutinising the performance of the Chief Executive Officer and senior management in meeting agreed goals and objectives and monitoring the reporting of performance;

•                                          reporting to shareholders and ensuring that all regulatory requirements are met;

•                                          providing advice and counsel to management on a periodic and ad hoc basis, adding strategic value;

•                                          approving policies governing the operations and resourcing of the Group;

•                                          approving decisions concerning the capital of the Group, including capital restructures and significant changes to major financing arrangements;

•                                          decision making in relation to initiatives or matters otherwise not dealt with as part of the strategy process (e.g. major acquisitions and withdrawal from existing major lines of business);

•                                          monitoring financial results on an on-going basis and ensuring the integrity of the Group’s financial information;

•                                          approving the annual financial accounts and reports to be sent to shareholders and filed with the SEC and ASX;

•                                          setting the Group’s values and standards and ensuring that its obligations to its shareholders and others are understood and met;

•                                          determination of any dividend and financing of dividend payment;

•                                          ensuring the Board’s effectiveness in delivering best practice corporate governance;

•                                          conducting an annual review of the effectiveness of the Group’s system of internal controls; and

•                                          ratifying the appointment, and, where necessary, the removal, of the Company Secretary.

A schedule of matters expressly reserved for the Board is set out in a written document accessible via the “Board Committees” page of the Company’s corporate website: www.janushenderson.com/group

Subject to the oversight of the Board, general and active management, direction and supervision over the business of the Group and over its senior executive officers rests with the Chief Executive Officer.

Directors decide what matters are appropriate to delegate to management and must ensure that adequate controls are put in place to oversee the operation of these delegated powers.

Non-Executive Directors do not participate in the day-to-day management of the Company or its business units. Consequently, representations or agreements with member companies, suppliers, customers, employees, consultants, professional firms or other parties or organisations are made by management, unless such an authority is explicitly delegated by the Board, to the Non-Executive Director, either individually or as a member of a Committee.

1.2                              The process for selection of individuals for nomination to the Board is set out in the Governance Guidelines under the headings “Board Membership Criteria” and “Selection of New Directors” and on page 117 of the SEC Form 10-K for the Company for 2018 filed on 26 February 2019 (the 10-K)

ASX CORPORATE GOVERNANCE STATEMENT (FINANCIAL YEAR ENDED 2018)

under the heading “Director Nomination Process and Diversity”. Information with respect to each of the directors nominated for election annually at the Company’s Annual General Meeting is set out in the notice convening that meeting. See for example, on pages 10 to 13 of the 2019 Notice of Annual General Meeting dated 21 March 2019.

1.3                              The Company has agreements with each director and senior executive outlining the terms of his or her appointment.

1.4                              The Company Secretary is accountable to the Board for facilitating the Company’s corporate governance processes and the proper functioning of the Board. Each director is entitled to access the advice and services of the Company Secretary. This policy is reflected in the Governance Guidelines (under the heading “Company Secretary”).

1.5                              A statement regarding the Company’s commitment to equality and diversity, including a copy of its current Equality and Diversity Policy is available on the “Corporate responsibility” section of the Company’s corporate website at: www.janushenderson.com/group. In addition, information regarding the mix of skills and diversity that the Board currently has and looks to achieve in its membership is set out in the “Governance Overview” section on pages 16 to 18 in the Annual Report and on page 117 of the 10-K under the heading “Director Nomination Process and Diversity”.

These statements and commitments reflect the Company’s commitment to promoting equality and diversity in the workplace and its recognition of the need for, and benefits of, diversity in helping the Company attract and retain high potential employees and ensuring its culture and values reflect the diversity of its people and the communities in which it operates. The Group has numerous policies, employee benefits and business practices in place to support a diverse workforce. The Group has also established several employee forums committed to pursuing diversity initiatives and a steering committee led by the Chief Financial Officer that is focused on progressing further initiatives at Janus Henderson.

At the present time, the Company does not publicly disclose measureable objectives or progress for achieving gender diversity or specifically report the respective proportions of men and women on the Board, in senior executive positions and across the Group, though it may look to do so in the future. The Company does however publish gender pay gap information in respect of its UK employee population, as required by applicable UK regulations. The latest UK gender pay report (current as at 5 April 2018) is available on the “Corporate responsibility” section of the Company’s corporate website at: www.janushenderson.com/group.

1.6                              The Board conducts an annual evaluation of its performance in order to determine whether it, its individual members and its committees are functioning effectively. In accordance with the Governance Guidelines, the Nominating and Corporate Governance Committee oversees the annual evaluation.

1.7                              The performance of the Chief Executive Officer is reviewed annually by the Compensation Committee in accordance with the Compensation Committee Charter. The results of this review are then presented to the non-executive directors of the Board, reported to the CEO and a summary of the results of the review are disclosed in the “Executive Compensation” section of the Company’s 10-K. The Company’s evaluation of the performance of the current CEO is set out on pages 119 to 128 of the 10-K.

2.                                     Structure the Board to Add Value

2.1                              Information regarding the independence, chairperson, charter, membership and individual attendance of the Nominating and Corporate Governance Committee is set out on pages 16 and 17 in the Annual Report, pages 111 to 116 of the 10-K and on the “Board Committees” section of Company’s corporate website at: www.janushenderson.com/group.

2.2                              Information regarding the mix of skills and diversity that the Board currently has and looks to achieve in its membership is set out in the “Governance Overview” section on pages 16 to 18 in the Annual Report and on page 117 of the 10-K under the heading “Director Nomination Process and Diversity”.

ASX CORPORATE GOVERNANCE STATEMENT (FINANCIAL YEAR ENDED 2018)

2.3                              Information regarding director independence and tenure is set out on pages 14 and 15 in the Annual Report, pages 111 to 116 of the 10-K and on pages 10 to 13 of the 2019 Notice of Annual General Meeting dated 21 March 2019, as well as on the Company’s corporate website at www.janushenderson.com/group. In relation to Mr T Yamamoto, the Company has previously disclosed the contractual relationships between Dai-ichi Life Holdings, Inc. and the Company, including the specific terms of the Amended Investment And Cooperation Agreement, the Voting Agreement and the Dai-ichi Option Agreement; and that Dai-ichi is a substantial shareholder of the Company. Notwithstanding the existence of these relationships, and after having regard to the series of relationships affecting independent status set out in Box 2.3, the Board determined that Mr Yamamoto is independent of judgment and can continue to be classified as an independent director of the Company for the purposes of the ASX Principles.

2.4                              The Board has determined that a majority of the members of the Board are independent. For additional information, please refer to the section titled “Board of Directors Independence Determination” on page 138 of the 10-K.

2.5                              The chair of the Board is an independent director and is not also serving as a Chief Executive Officer of the Company.

2.6                              The Company provides new directors with a director orientation program to familiarise such directors with, among other things, the Company’s business, strategic plans, significant financial, accounting and risk management issues, compliance programs, conflicts policies, code of business conduct and ethics, corporate governance guidelines, principal officers, internal auditors and independent auditors. Further, each director is expected to participate in continuing education programs, at the expense of the Company, in order to maintain the necessary level of expertise to perform his or her responsibilities as a director. This practice is reflected in the Governance Guidelines (under the heading “Director Orientation and Continuing Education”).

3.                                     Act Ethically and Responsibly

3.1                              The Company’s Code of Business Conduct that applies to all directors, officers and employees, as well as certain consultants, independent contractors and others performing extended services under the supervision or control of the Company is accessible on the “Governance policies & statements” section of the Company’s corporate website at: www.janushenderson.com/group.

In addition, the Company’s Officer Code which applies to the Chief Executive Officer, Chief Financial Officer, principal accounting officer, and controller and to senior financial officers performing similar functions is also accessible on the “Governance policies & statements” section of the Company’s corporate website at: www.janushenderson.com/group.

4.                                     Safeguard Integrity in Corporate Reporting

4.1                              Information regarding the independence, chairperson, charter, membership, qualifications and individual attendance of the Audit Committee is set out on pages 16 and 17 in the Annual Report, pages 111 to 118 of the 10-K and on the “Board Committees” section of Company’s corporate website at: www.janushenderson.com/group.

4.2                              The CEO and Chief Financial Officer are required to certify in the Company’s annual and quarterly reports as to the accuracy and completeness of such reports and such officers’ responsibility for establishing and maintaining adequate disclosure controls and procedures and internal control over financial reporting.

4.3                              A representative of the Company’s external auditor has been invited and is expected to be present at the 2019 Annual General Meeting to be held on Thursday, 2 May 2019, and will be available to respond to appropriate questions.

ASX CORPORATE GOVERNANCE STATEMENT (FINANCIAL YEAR ENDED 2018)

5.                                     Make Timely and Balanced Disclosure

5.1                              The Company’s “Market Disclosure and Communication Policy” for complying with its continuous disclosure obligations under relevant SEC rules and the ASX listing rules is accessible on the “Governance policies & statements” section of the Company’s corporate website at: www.janushenderson.com/group.

6.                                     Respect the Rights of Security Holders

6.1                              The Company keeps investors informed of its recent and upcoming activities, financial performance, corporate governance, directors and senior executives, corporate actions and regulatory filings with the SEC and ASX via its corporate website at: www.janushenderson.com/group.

6.2                              The Company actively maintains an investor relations program. Information to assist shareholders with managing their shareholding and for contacting the investor relations team directly is accessible via the “Shareholder Information” section of the Company’s corporate website: www.janushenderson.com/group.

6.3                              Information regarding the Company’s policies and procedures to encourage participation at the Annual General Meeting is set out on the covering page of the 2019 Notice of Annual General Meeting dated 21 March 2019 and on pages 2 to 6 of that document.

6.4                              The Company provides its investors with the option to receive communications from, and send communications to, the Company and the share registry electronically.

7.                                     Recognise and Manage Risk

7.1                              Information regarding the independence, chairperson, charter, membership and individual attendance of the Risk Committee is set out on pages 16 and 17 in the Annual Report, pages 111 to 118 of the 10-K and on the “Board Committees” section of Company’s corporate website at: www.janushenderson.com/group.

7.2                              The Board reviewed the Company’s risk management framework during the Reporting Period and was satisfied that the risk management framework continues to be sound.

7.3                              The Company’s Global Internal Audit function (Internal Audit) is led by Nancy White, VP and Global Head of Internal Audit. The function forms the third line of defence, assisting the Board and management in protecting the assets, reputation, and sustainability of the Group by providing an independent, objective assurance service designed to add value and improve the operations of the Group. The function helps the Group meet its objectives by bringing a systematic, disciplined approach to challenge management and evaluate the effectiveness of internal controls, risk management, and governance processes.

Internal Audit covers all entities of the Group. The function is independent of management; reporting functionally to the Audit Committee and administratively to the Group’s General Counsel & Company Secretary. Internal Audit operates a co-sourced model where audits are performed by in-house personnel with support from independent third-party subject matter expert firms, when needed. The function has unrestricted access to all information, systems, people, and business areas of the Group.

Internal Audit’s objectives are achieved through risk-based audits of business activities designed to assess the effectiveness of internal controls in mitigating various risks. Where improvements are required, corrective actions are agreed with management and tracked to completion. The internal audit plan and the function’s operating budget are presented to the Audit Committee for review and approval annually. Periodic changes to the annual plan are also reviewed and approved by the Audit Committee.

7.4                              The material risks and uncertainties facing the Company are set out on pages 10 to 25 of the 10-K, which are primarily of a market, operational, legal, tax and regulatory nature.

ASX CORPORATE GOVERNANCE STATEMENT (FINANCIAL YEAR ENDED 2018)

8.                                     Remunerate Fairly and Responsibly

8.1                              Information regarding the independence, chairperson, charter, membership and individual attendance of the Compensation Committee is set out on pages 16 and 17 in the Annual Report, pages 111 to 118 of the 10-K and on the “Board Committees” section of Company’s corporate website at: www.janushenderson.com/group.

8.2                              Information regarding the Company’s policies and practices regarding the compensation of non-executive and executive directors and other senior executives is set out in the Executive Compensation section of the 10-K (see pages 118 to 132 of that document) and in its Global Remuneration Policy Statement which is accessible on the “Governance policies & statements” section of the Company’s corporate website at: www.janushenderson.com/group.

8.3                              Information regarding the Company’s policies regarding entry into transactions which limit the economic risk of participating in equity-based remuneration schemes relating to the Company’s securities is set out in the Company’s Share Trading Policy which is accessible on the “Governance policies & statements” section of the Company’s corporate website at: www.janushenderson.com/group.